OPPENHEIMER INTERNATIONAL GROWTH FUND

Supplement dated October 3, 2011 to the

Prospectus dated March 30, 2011

This supplement amends the Prospectus of Oppenheimer International Growth Fund (the “Fund”) and is in addition to the supplement dated June 23, 2011.

Effective October 1, 2011, the first paragraph of the section titled "Advisory Fees," on page 9, is replaced with the following:

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee, calculated on the daily net assets of the Fund, at an annual rate that declines for additional assets as the Fund's assets grow: 0.80% of the first $250 million of the Fund's net assets, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion, 0.67% of the next $3 billion, 0.65% of the next $5 billion, and 0.63% of net assets over $10 billion. The Fund's advisory fee for its fiscal year ended November 30, 2010 was 0.70% of average annual net assets for each class of shares.

October 3, 2011                                                                                                                                                  PS0825. 025